TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

For The Six Months Ended June 30, 2007 and 2006 (Unaudited) and
For The Period From July 24, 1998 (Inception) Through June 30, 2007 (Unaudited)

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

TABLE OF CONTENTS

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET
(Unaudited)

June 30,
2007
ASSETS
Current assets:
Cash	$1,398,870
Prepaid expenses	37,022

$1,435,892

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable	$146,969
Accrued interest	7,738
Accrued payroll	28,571
Notes payable	1,500,000

Total current liabilities	1,683,278

Stockholders’ deficit:
Common stock, $0.001 par value; 100,000,000 shares authorized, 49,900,000 shares outstanding	49,900
Additional paid-in capital	2,885,408
Deficit accumulated during the development stage	(3,182,694)

Total stockholders’ deficit	(247,386)

$1,435,892

See accompanying notes to financial statements

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS
(Unaudited)

	Six Months Ended June 30,		For The Period From July 24, 1998 (Inception) Through June 30,
	2007	2006	2007

Operating expenses:
Payroll and related	$203,571	$200,000	$2,503,571
Selling, general and administrative	265,144	79,432	747,081

Operating loss	(468,715)	(279,462)	(3,250,652)

Other income (expense):
Interest expense	(10,888)	(4,526)	(23,139)
Interest income	-	-	1,183
Gain on forgiveness of liabilities	89,914	-	89,914

Total other income (expense), net	79,026	(4,526)	67,958

Net loss	$(389,689)	$(283,958)	$(3,182,694)

Basic and diluted loss per common share	$(0.01)	$(0.01)

Weighted average common shares outstanding	41,097,883	21,802,210

See accompanying notes to financial statements

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,		For The Period From July 24, 1998 (Inception) Through June 30,
	2007	2006	2007
Cash flows from operating activities:
Net loss	$(389,689)	$(283,958)	$(3,182,694)
Adjustments to reconcile net loss to net cash used in operating activities:
Estimated fair value of contributed services	175,000	200,000	2,475,000
Gain on forgiveness of liabilities	(89,914)	-	(89,914)
Changes in operating assets and liabilities:
Prepaid expenses	(31,326)	2,060	(37,022)
Accounts payable	63,191	38,303	236,883
Accrued interest	10,888	4,526	23,139
Accrued payroll	28,571	-	28,571

Net cash used in operating activities	(233,279)	(39,069)	(546,037)

Cash flows from financing activities:
Proceeds from notes payable to stockholders	-	-	226,300
Proceeds from notes payable	1,500,000	-	1,500,000
Capital contributions	105,907	44,600	168,707
Proceeds from purchase of common stock and exercise of warrant	25,700	-	47,400
Proceeds from exercise of stock options	-	400	2,500

Net cash provided by financing activities	1,631,607	45,000	1,944,907

Net increase in cash	1,398,328	5,931	1,398,870

Cash, beginning of period	542	5,204	-

Cash, end of period	$1,398,870	$11,135	$1,398,870

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$-	$-
Cash paid during the period for income taxes	$-	$-

Supplemental schedule of non-cash financing activities:
Forgiveness of notes payable and accrued interest to shareholders	$241,701	$-

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2007 and 2006 and
For The Period From July 24, 1998 (Inception) Through June 30, 2007

NOTE 1 — ORGANIZATION AND NATURE OF OPERATIONS

Management’s Representation

The accompanying unaudited financial statements have been prepared by Trans-Pharma Corporation (the “Company”) in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. These principles are consistent in all material respects with those applied in the Company’s audited financial statements and pursuant to the instructions to Form 10-QSB and Item 310(b) of Regulation S-B promulgated by the United States Securities and Exchange Commission (“SEC”). Interim financial statements do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, the accompanying unaudited financial statements contain all adjustments (all of which are of a normal recurring nature) necessary to present fairly the financial position, results of operations and cash flows of the Company for the periods indicated. Interim results of operations are not necessarily indicative of the results to be expected for the full year or any other interim periods. These unaudited financial statements should be read in conjunction with the audited financial statements and footnotes thereto for the year ended December 31, 2006.

Organization and Nature of Operations

The Company was formed as a C Corporation under the laws of the State of Nevada on July 24, 1998 (“Inception”). The Company is based in San Diego, California.

The Company is in the pharmaceutical industry and holds a U.S. patent that covers the Transdel™ technology for transdermal drug delivery. The patent was contributed by the founders upon formation of the Company. The Company’s lead topical drug candidate, Ketotransdel™, utilizes the proprietary Transdel™ cream formulation to facilitate the passage of ketoprofen, a non-steroidal anti-inflammatory drug (“NSAID”), through the epidermis and into underlying tissues. Ketotransdel™ provides an alternative to oral administration of cyclooxygenase-2 selective NSAIDs (“COX-2 inhibitors”) and non-selective NSAIDs, which when administered orally are associated with increased risk of adverse cardiovascular events, gastrointestinal and other adverse complications. The Company has successfully completed a clinical trial for acute soft-tissue pain and soreness with Ketotransdel™. The Company presently intends to conduct additional clinical studies and pharmacological and toxicological studies of Ketotransdel™. The Company plans to obtain approval from the Food and Drug Administration (“FDA”) in order to market and distribute this product.

At present, all of the clinical, manufacturing and pharmacological and toxicological work will be managed by third party contractors and consultants. The Company will be exploring marketing or distribution arrangements or corporate partner arrangements to market and distribute its products. The Company is evaluating whether it is feasible to continue outsourcing significant business functions such as clinical trials, manufacturing and sales and marketing or if building its own infrastructure to carry out these functions is necessary or desirable. The Company has not generated any revenues and the Company does not anticipate that it will generate any revenues until one or more of its drug candidates are approved by the FDA and effective sales and marketing support is in place. The FDA approval process is highly uncertain and the Company cannot estimate when it will generate revenues, if at all.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2007 and 2006 and
For The Period From July 24, 1998 (Inception) Through June 30, 2007

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Going Concern

The accompanying financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred recurring operating losses, had negative operating cash flows and has not recognized any revenues since Inception. In addition, the Company had a deficit accumulated during the development stage of $3,182,694 and negative working capital of $247,386 at June 30, 2007. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.

The Company's continuation as a going concern is dependent on its ability to obtain additional financing to fund operations, implement its business model, and ultimately, to attain profitable operations. The Company intends to raise additional financing to fund its operations. However, there is no assurance that sufficient financing will be available or, if available, on terms that would be acceptable to the Company.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Development Stage Enterprise

The Company is a development stage company as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7, Accounting and Reporting by Development Stage Enterprises. The Company is devoting substantially all of its present efforts to establish a new business, and its planned principal operations have not yet commenced. All losses accumulated since inception have been considered as part of the Company’s development stage activities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and judgments that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting periods. Significant estimates made by management are, among others, the valuation of contributed services, stock options, warrants and deferred taxes. Actual results could differ from those estimates.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2007 and 2006 and
For The Period From July 24, 1998 (Inception) Through June 30, 2007

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash. The Company maintains its cash balances at high-quality institutions that are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $100,000. At times, the Company’s cash balances may exceed the amount insured by the FDIC. At June 30, 2007, the Company had $1,298,870 in excess of the insured limit.

Revenue Recognition

The Company will recognize revenues in accordance to the Securities and Exchange Commission Staff Accounting Bulletin (“SAB”) No. 101, Revenue Recognition, as amended by SAB No. 104. SAB No. 104 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) will be based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments will be provided for in the same period the related sales are recorded. The Company will defer any revenue for which the product has not been delivered or for which services have not been rendered or are subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or services have been rendered or no refund will be required.

As of June 30, 2007, the Company had not generated any revenues and the Company does not anticipate that it will generate any revenues until one or more of its drug candidates are approved by the FDA and effective sales and marketing support are in place. The FDA approval process is highly uncertain and the Company cannot estimate when it will generate revenues at this time.

Basic and Diluted Loss per Common Share

Basic loss per share is calculated by dividing net loss by the weighted average common shares outstanding during the period. Diluted net loss per share reflects the potential dilution to basic loss per share that could occur upon conversion or exercise of securities, options or other such items to common shares using the treasury stock method, based upon the weighted average fair value of the Company’s common shares during the period.  There are no potentially dilutive shares as of June 30, 2007. All potentially dilutive shares, approximately 226,000,000 as of June 30, 2006, have been excluded from diluted loss per share as their effect would be anti-dilutive for the period then ended.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2007 and 2006 and
For The Period From July 24, 1998 (Inception) Through June 30, 2007

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Stock-Based Compensation

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123 (revised 2004) (“SFAS No. 123(R)”), Share-Based Payment, to provide investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. SFAS No. 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. SFAS No. 123(R) replaces SFAS No. 123, Accounting for Stock-Based Compensation (“SFAS No. 123”), and supersedes Accounting Principles Board Opinion (“APB”) No. 25. SFAS No. 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that Statement permitted entities the option of continuing to apply the guidance in APB No. 25, as long as the footnotes to financial statements disclosed what net income (loss) would have been had the preferable fair-value-based method been used.

SFAS No. 123(R) requires companies to estimate the fair value of share-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the Company's statement of operations. The Company adopted SFAS No. 123(R) in 2006. As a result of the adoption, the Company did not record any fair value-based compensation expense for the options granted or vested during 2006.

Prior to the adoption of SFAS No. 123(R), the Company accounted for stock-based awards to employees and directors using the intrinsic value method in accordance with APB No. 25 as allowed under SFAS No. 123. Under the intrinsic value method, stock-based compensation expense would be recognized in the Company's statements of operations, other than for option grants to employees below the fair market value of the underlying stock at the date of grant.

SFAS No. 123(R) requires the cash flows resulting from the tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options to be classified as financing cash flows. Due to the Company's loss position, there were no such tax benefits during the quarters ended June 30, 2007 and 2006.

Prior to the adoption of SFAS No. 123(R) those benefits would have been reported as operating cash flows had the Company received any tax benefits related to stock option exercises.

Description of 2005 Stock Plan

The Company's stock option plan provides for grant of options to employees and directors of the Company to purchase the Company's shares, as determined by management and the board of directors, at the fair value of such shares on the grant date. The options generally vest upon grant date and have a ten-year term. As of June 30, 2007, the Company is authorized to issue up to 5,000,000 shares under this plan and has approximately 2,400,000 shares available for future issuances.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2007 and 2006 and
For The Period From July 24, 1998 (Inception) Through June 30, 2007

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Summary of Assumptions and Activity

The fair value of stock-based awards to employees and directors is calculated using the Black-Scholes option pricing model even though the model was developed to estimate the fair value of freely tradeable, fully transferable options without vesting restrictions, which differ significantly from the Company's stock options. The Black-Scholes model also requires subjective assumptions, including future stock price volatility and expected time to exercise, which greatly affect the calculated values. The expected term of options granted is derived from historical data on employee exercises and post-vesting employment termination behavior. The risk-free rate selected to value any particular grant is based on the U.S. Treasury rate that corresponds to the pricing term of the grant effective as of the date of the grant. The expected volatility is based on the historical volatility of publicly filing companies who are comparable to the Company and in a similar line of business. These factors could change in the future, affecting the determination of stock-based compensation expense in future periods.

A summary of option activity as of June 30, 2007 and changes during the six months then ended, is presented below:

June 30, 2007
Weighted-Average
			Remaining	Aggregate
		Exercise	Contractual	Intrinsic
	Shares	Price	Term (Years)	Value
Options outstanding at January 1, 2007	100,000	$0.001
Options granted	-	$-
Options forfeited	-	$-
Options exercised	-	$-
Options outstanding and exercisable at June 30, 2007	100,000	$0.001	8.1	$-

As of June 30, 2007, there was no unrecognized compensation cost related to employee and director stock option compensation expense.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2007 and 2006 and
For The Period From July 24, 1998 (Inception) Through June 30, 2007

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Recent Accounting Pronouncements

In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109 (“FIN No. 48”), which clarifies the accounting and disclosure for uncertainty in tax positions, as defined. FIN No. 48 seeks to reduce the diversity in practice associated with certain aspects of the recognition and measurement related to accounting for income taxes. The Company is subject to the provisions of FIN No. 48 as of January 1, 2007. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will result in a material change to its financial position. Therefore, no reserves for uncertain income tax positions have been recorded pursuant to FIN No. 48. The cumulative effect, if any, of applying FIN No. 48 is to be reported as an adjustment to the opening balance of retained earnings in the year of adoption. The Company did not record a cumulative effect adjustment related to the adoption of FIN No. 48. Tax years since 1992 remain subject to examination by the major tax jurisdictions in which the Company is subject to tax. The Company’s policy for recording interest and penalties associated with income-based tax audits is to record such items as a component of income taxes.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. SFAS No. 157 is effective for fiscal years beginning after December 15, 2007. The Company plans to adopt SFAS No. 157 beginning in the first quarter of 2008. The Company is currently evaluating the impact, if any, that adoption of SFAS No. 157 will have on its operating income (loss) or net earnings (loss).

On February 15, 2007, the FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115. SFAS No. 159 permits an entity to choose to measure many financial instruments and certain other items at fair value. Most of the provisions in SFAS No. 159 are elective; however, the amendment to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities, applies to all entities with available-for-sale and trading securities. Some requirements apply differently to entities that do not report net income. The fair value option established by SFAS No. 159 permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity will report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements. The adoption of this pronouncement is not expected to have material effect on the Company’s financial statements.

Other recent accounting pronouncements issued by the FASB (including the Emerging Issues Task Force) and the American Institute of Certified Public Accountants did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2007 and 2006 and
For The Period From July 24, 1998 (Inception) Through June 30, 2007

NOTE 3 —NOTES PAYABLE

In August 2005, the Company issued seven convertible promissory notes in the aggregate amount of $226,300 to various stockholders (collectively the “Stockholders’ Notes”). The Stockholders’ Notes bore interest at 4% per annum and were to mature on August 25, 2010.

In connection with the issuance of the Stockholders’ Notes, the Company granted warrants that were exercisable into an aggregate 226,300 shares of the Company’s common stock. The warrants were determined to have an insignificant fair value (see Note 4).

In May 2007, the holders of the Stockholders’ Notes and related warrants forgave the amounts due and forfeited the related warrants. In connection with the forgiveness, the Company recorded additional paid-in capital of $241,701 equal to the value of the Stockholders’ Notes and related accrued interest.

Interest expense on the Stockholders’ Notes was $3,150, $4,526 and $15,401 for the six months ended June 30, 2007 and 2006 and the period from Inception to June 30, 2007, respectively.

In May and June 2007, the Company issued convertible notes payable to various lenders for an aggregate amount of $1,500,000 (collectively, the “2007 Notes”). Each of the 2007 Notes bears interest at 7% per annum and matures on December 16, 2007 ("Maturity Date"). If prior to the Maturity Date, the Company merges with another company ("Pubco") that has a security approved for quotation on the OTC Bulletin Board ("Pubco Merger") or other trading market and Pubco simultaneously sells shares of its common stock for aggregate gross proceeds of not less than $2,500,000 ("Pubco Financing"), the Company shall cause the entire outstanding principal amount and accrued interest to convert into Pubco common stock at a conversion price equal to one-half of the per share offering price of the Pubco common stock sold in Pubco Financing. In the event of a Pubco Merger and Pubco Financing, the Company would record a debt discount of $1,500,000, which would be amortized immediately to interest expense upon the conversion of the 2007 Notes. If a Pubco Merger has not occurred by the Maturity Date, then at the option of the lender, each of the 2007 Notes shall convert into a pro rata portion of such number of shares of the Company's common stock that represents 15% of the Company's outstanding common stock on the Maturity Date. The 2007 Notes are not convertible until the earlier of the Pubco Merger and Pubco Financing or the Maturity Date.

Interest expense on the 2007 Notes was $7,738 for the six months ended June 30, 2007 and the period from Inception to June 30, 2007.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2007 and 2006 and
For The Period From July 24, 1998 (Inception) Through June 30, 2007

NOTE 4 — STOCKHOLDER S’ DEFICIT

Common Stock and Capital Contributions

For the period ended June 30, 2007, the Company completed the following transactions:
-	Issued 25,700,000 shares of common stock at a price of $0.001 per share for proceeds of $25,700, which includes the issuance of 200,000 shares upon the exercise of warrants (see below).

-	Received additional capital contributions of $105,907 from the Company’s stockholders.

-
Recorded capital contributions of $175,000 (the estimated fair value of the services contributed) in connection with services contributed by stockholders, which is recorded as payroll and related in the accompanying statements of operations.

-	Recorded additional paid-in capital of $241,701 in connection with the forgiveness of notes payable and interest to shareholders (see Note 3).

For the period ended June 30, 2006, the Company completed the following transactions:

-	Issued 400,000 shares of common stock in connection with the exercise of stock options at a price of $0.001 per share for proceeds of $400.

-	Received additional capital contributions of $44,600 made by the Company’s stockholders.

-
Recorded capital contributions of $200,000 (the estimated fair value of the services contributed) in connection with services contributed by stockholders, which is recorded as payroll and related in the accompanying statements of operations.

Warrants

On February 27, 2007, the Company granted a warrant to purchase 200,000 shares of common stock in connection with services rendered. Based on the Black-Scholes option pricing model, the warrant had an insignificant value. The warrant vested upon grant, had an exercise price of $0.001 per share and expired in February 2012. In April 2007, the Company issued 200,000 shares of common stock for proceeds of $200 upon exercise of the warrant.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2007 and 2006 and
For The Period From July 24, 1998 (Inception) Through June 30, 2007

NOTE 4 — STOCKHOLDER S’ DEFICIT, continued

The following summarizes the warrant activity during the six months ended June 30, 2007:

	Total Shares	Weighted- Average Exercise Price
Outstanding—January 1, 2007	226,300	$0.001
Granted	200,000	$0.001
Exercised	(200,000)	$0.001
Canceled	(226,300)	—
Outstanding—June 30, 2007	—	—

The fair value of warrants granted was estimated using the following weighted-average assumptions:

2007
Expected term (in years)	5.0
Expected volatility	85%
Risk-free interest rate	4.46%
Dividend yield	-

NOTE 5 — COMMITMENTS AND CONTINGENCIES

Indemnities and Guarantees

The Company has made certain indemnities and guarantees, under which it may be required to make payments to a guaranteed or indemnified party, in relation to certain actions or transactions. The Company indemnifies its directors, officers, employees and agents, as permitted under the laws of the State of Nevada. The duration of the guarantees and indemnities varies, and is generally tied to the life of the agreement. These guarantees and indemnities do not provide for any limitation of the maximum potential future payments the Company could be obligated to make. Historically, the Company has not been obligated nor incurred any payments for these obligations and, therefore, no liabilities have been recorded for these indemnities and guarantees in the accompanying balance sheet.

Litigation

The Company is, from time to time, involved in various legal and other proceedings which arise in the ordinary course of operating its business. In the opinion of management, the amount of ultimate liability, if any, with respect to these actions will not materially affect the financial position or results of operations of the Company.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2007 and 2006 and
For The Period From July 24, 1998 (Inception) Through June 30, 2007

NOTE 5 — COMMITMENTS AND CONTINGENCIES, continued

DPT Laboratories

The Company entered into a lab agreement with DPT Laboratories (“DPT”) during May 2007 to produce the product Ketopfofen Cream. The agreement required the Company to pay DPT $50,000 upon signature, $150,000 after two weeks of the project start date, and $100,000 after fourteen weeks of the project start date. In June and July 2007, the Company remitted $50,000 and $150,000 due under the DPT agreement.

NOTE 6 — SUBSEQUENT EVENTS

In July 2007, the Company commenced a private offering (the “Offering”) for a minimum of 30 units and a maximum of 50 units of a to be identified publicly-traded company (“Pubco”) that would acquire all of the capital stock and business of the Company. Each unit is comprised of 50,000 shares of Pubco’s common stock and a detachable redeemable warrant to purchase 12,500 shares of Pubco’s common stock with a cash exercise price of $4.00 per share and a cashless exercise price of $5.00 per share, for a per unit purchase of $100,000.

Immediately prior to the initial closing of the Offering by Pubco, a wholly-owned subsidiary of Pubco will be merged with the Company in a transaction, intended to be tax-free, commonly referred to as a reverse merger. As a result, the Company will become a wholly-owned subsidiary of Pubco and all of the outstanding common stock of the Company will be converted into stock of Pubco. Immediately after the merger, the officers and directors of Pubco will resign and the management of the Company will control such positions; therefore, effecting a change of control. As a result, the transaction will be recorded as a reverse merger whereby the Company will be considered to be the accounting acquirer as it will retain control of Pubco after the merger.

Effective August 21, 2007, the Company issued 50,000 shares of common stock in connection with the exercise of stock options at a price of $0.001 per share for proceeds of $50. Also, 50,000 stock options previously held were forfeited.

On August 22, 2007, the Company awarded and the Board of Directors approved issuing 1,250,000 shares of restricted stock to an officer of the Company. The restricted stock will 100% vest eighteen months following the consummation of a merger of the Company with a publicly traded company or a subsidiary of a publicly traded company.